                                                                   Exhibit 10.32

             AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT
             -----------------------------------------------------

          This AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 30, 2001, is entered into by and among WAM!NET INC., a Minnesota corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the financial institutions named on the signature pages hereto as Lenders (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of February 13, 2001, as amended prior to the date hereof (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendments.

     (a)  Section 1.1 of the Loan Agreement is hereby amended by adding the
          -----------
following definitions in alphabetical order:

             "Foreign Interest" means any foreign government or agency or
              ----------------
representative thereof; any form of business enterprise or legal entity organized, chartered or incorporated under the laws of a country other than the United States or its possessions and trust territories; or any person who is not a citizen or national of the United States.

            "Foreign Person" means any Foreign Interest and any U.S. citizen,
             --------------
U.S. national or business enterprise organized, chartered or incorporated under the laws of the U.S., its possessions or trust territories, that is effectively owned or controlled by a Foreign Interest.

            "Initial Term B Loan" has the meaning set forth in Section 2.14.
             -------------------                               ------------

            "New Term B Loan" has the meaning set forth in Section 2.14.
             ---------------                               ------------

            "Third Amendment" means Amendment Number Three to Loan and Security
             ---------------
     Agreement, dated as of May 30, 2001, by and among the Borrowers and Lender Group.

          "Third Amendment Closing Date" means the date that all conditions set
           ----------------------------
     forth in Section 3 of the Third Amendment have been satisfied.
              ---------

          "Third Amendment Commitment Fee" has the meaning set forth in Section
           ------------------------------
     2.11(c)(i).

          "Third Amendment Use Fee" has the meaning set forth in Section
           -----------------------
     2.11(c)(ii).

     (b)  Section 1.1 of the Loan Agreement is hereby amended by amending and
          -----------
restating the following definitions in their respective entirety as follows:

          "Conversion Price" means, (i) with respect to Parent Common Stock, a
           ----------------
     price per share equal to (x) $3,500,000 divided by (y) an amount equal to 15.0% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $3,500,000 divided by (y) an amount equal to 15.0% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted conversion price in effect at the date of the exercise of the Conversion Rights as provided in Section 2.16.
                                                      ------------

          "Second Amendment" means Amendment Number Two to Loan and Security
           ----------------
     Agreement, dated as of May 15, 2001, by and among the Borrowers and Lender Group.

          "Term B Loan" has the meaning set forth in Section 2.14.
           -----------                               ------------

     (c)  Section 2.11 of the Loan Agreement is amended as follows:
          ------------

          (i) by deleting clause (iii) of subsection (b) thereof in its entirety and substituting therefor the following:

               (iii) Anniversary Fee. An anniversary fee equal to 3% of the sum of (A) $7,590,000, plus ( B) the difference between (x) the Term B Loan Amount on such anniversary date and (y) $7,590,000, due and payable in cash on each anniversary of the Second Amendment Closing Date (the "Anniversary Fee").

          (ii) by inserting a new subsection (c) at the end of Section 2.11, to
                                                               ------------
read as follows:

               (c) Third Amendment Fees. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Term B Lenders in accordance with their Pro Rata Shares:

                      (i) Third Amendment Commitment Fee. A commitment fee of $240,000, due and payable on the Third Amendment Closing Date (the "Third Amendment Commitment Fee").

                      (ii) Third Amendment Use Fee. A use fee of $80,000, due and payable on the Third Amendment Closing Date (the "Third Amendment Use Fee").

     (d)  Section 2.14 of the Loan Agreement is amended and restated in its
          ------------
entirety to read as follows:

               2.14 Term B Loan.  On the Second Amendment Closing Date, the
                    -----------
     Term B Lender made a term loan to the Borrowers in the principal amount of $3,240,000 (the "Initial Term B Loan"). Subject to the terms and conditions
                      -------------------
     of this Agreement, on the Third Amendment Closing Date the Term B Lender agrees to make an addition term loan to the Borrowers in the principal amount of $4,350,000 (the "New Term B Loan"). The principal amount of the
                                ---------------
     New Term B Loan shall be added to the principal amount of the Initial Term B Loan and such loans shall be deemed a single term loan (hereinafter, the "Term B Loan"). The outstanding unpaid principal balance and all accrued
      -----------
     and unpaid interest under the Term B Loan, including the Term B Loan PIK Amount, shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term B Loan, including all accrued and unpaid interest and including the Term B Loan PIK Amount, shall constitute Obligations.

     (e)  Section 2.16.1 of the Loan Agreement is amended in its entirety to
          --------------
read as follows:

               Section 2.16.1 Right to Convert
                              ----------------

          (a) The Term B Lender may, in its sole and absolute discretion, (i) convert a portion of the Term B Loan Amount equal to $3,500,000 into the number of shares of Parent Common Stock representing fifteen percent (15.0%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis (the "Parent Conversion Right") and (ii) convert a portion of the Term B Loan Amount equal to $3,500,000 into the number of shares of WGSI Common Stock representing fifteen percent (15.0%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis (the "WGSI Conversion Right"), at any time and from time to time (including, without limitation, during the continuance of an Event of Default) that the Term B Loan Amount is outstanding; provided, however,
                                                          --------  -------
     that the Term B Lender shall not have the right to (i) exercise its Parent Conversion Right in the event that the Term B Lender (or its nominee) has exercised the Parent Warrant or (ii) exercise the WGSI Conversion Right in the event that the Term B Lender (or its nominee) has exercised the WGSI Warrant or (iii) exercise either the Parent Conversion Right or the WGSI Conversion Right if such exercise would result in ownership or beneficial ownership, direct or indirect, of five percent (5%) or more of WGSI's voting stock or of twenty-five percent (25%) or more of WGSI's non-voting stock by a Foreign Person.

          (b) The option of the Term B Lender to exercise its rights pursuant to this Section 2.16.1 shall be exercised by the delivery of a written notice of election by such holder to Parent, which notice shall state the Term B Loan Amount and the date on which such election is to be effective (the "Conversion Date") and shall be delivered on a date not less than 10 nor more than 60 Business Days prior to the Conversion Date. A notice of election, once delivered, may be rescinded at any time prior to the Conversion Date.

          (c) Upon the Conversion Date the Term B Lender (or its nominee) shall be entitled to receive, (i) in exchange for a portion of the Term B Loan Amount equal to $3,500,000, the number of shares of Parent Common Stock equal to fifteen percent (15.0%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, and (ii) in exchange for a portion of the Term B Loan Amount equal to $3,500,000, the number of shares of WGSI Common Stock equal to fifteen percent (15.0%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis.

          (d) Each of Parent and WGSI shall at all times, when the Term B Loan Amount shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purposes of effecting the conversion of the Term B Loan Amount, the number of duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Term B Loan Amount pursuant to the Parent Conversion Right and the WGSI Conversion Right, on a fully diluted basis.

          (e) Each of Parent and WGSI shall comply with all federal and state securities laws regulating the offer and sale of shares of Common Stock upon exercise of the conversion rights set forth in this Section 2.16.
                                                              ------------

     (f)  Section 2.16.3 of the Loan Agreement is amended by replacing the words
          --------------
"the right to convert up to $3,000,000" with the words "the right to convert up to $7,000,000".

     (g)  Section 6.16 of the Loan Agreement is deleted in its entirety and the
          ------------
following is substituted therefor:

                    Section 6.16.  [Intentionally Omitted].

     (h)  Section 7.14 of the Loan Agreement is amended and restated in its
          ------------
entirety to read as follows:

                    Section 7.14  Transactions with Affiliates.  Directly or
                                  ----------------------------
          indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower except for (a) Permitted Investments, (b) transactions that are in the ordinary course of Borrowers' business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Borrowers that would be obtained in an arm's length transaction with a non-Affiliate, and (c) transactions evidenced by the Loan Documents.

     (i)  Schedule C-1 hereby is amended and restated in its entirety to read as
          ------------
set forth in Annex I attached hereto.

2. Acknowledgement of the Obligations. Borrowers acknowledge that, as of May 29, 2001, (i) Borrowers owe the Original Lenders $14,641,809.83 in principal for Advances plus accrued and unpaid interest, (ii) Borrowers owe the Term A Lender $2,400,000 in principal for the Term A Loan plus accrued and unpaid interest and
(iii) Borrowers owe the Term B Lender $3,240,000 in principal for the Initial Term B Loan plus accrued and unpaid interest. The total amount of the Obligations, including without limitation principal, interest and fees and reasonable expenses of Lenders' counsel, is by the execution of this Amendment by Borrowers, ratified, confirmed and approved by Borrowers in all respects. Borrowers acknowledge and agree that (a) the Obligations are valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, and (b) Borrowers are presently obligated to pay these amounts and all of their other existing Obligations in accordance with the terms of the Loan Documents, all without any further demand, notice or claim. In addition, Borrowers acknowledge and agree with Lenders that (x) Borrowers have no known claim or cause of action against Lenders (or Lenders' directors, officers, employees, agents, affiliates or attorneys), (y) Borrowers have no known offset right, counterclaim or defense of any kind against any Obligations, and (z) Lenders have heretofore properly performed and satisfied in a timely manner all of Lenders' obligations to Borrowers.

3. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

     (a) Agent shall have received on or before the Third Amendment Closing Date the following, each in form and substance satisfactory to Agent (and, where indicated, t he applicable Lender) and, unless indicated otherwise, dated as of the Third Amendment Closing Date:

          (i) counterparts of this Amendment, duly executed by the Borrowers and the Lender Group; and

          (ii) such other agreements, instruments, approvals, opinions and other documents as Agent or any Lender may reasonably request.

     (b) The Term B Lender shall have received the Term B Equity Documents (as hereinafter defined) in form and substance satisfactory to the Term B Lender.

     (c) Agent shall have received from the Borrowers, for the benefit of the Term B Lender, the Third Amendment Commitment Fee and the Third Amendment Use Fee, which Third Amendment Commitment Fee and the Third Amendment Use Fee shall be fully earned as of the date of this Amendment; the parties hereto agree that the Term B Commitment Fee and the Term B Use Fee shall be paid from the proceeds of the Term B Loan.

     (d) The several counsel to the members of the Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto;

     (e) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (f) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrowers or the Lender Group; and

     (h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

4. Term B Equity Documents. In consideration of the financial accommodations being provided to Borrowers by the Term B Lender pursuant to this Amendment and the Second Amendment, the parties hereto hereby agree as follows:

     (a) On the Third Amendment Closing Date, the Parent and WGSI agree to execute and deliver to the Term B Lender, the following instruments (collectively, the "Term B Equity Documents"; together with this Amendment and any other documents delivered pursuant to Section 3(a) above, each an "Amendment Document" and collectively, the "Amendment Documents"), each in form and substance satisfactory to the Term B Lender:

          (i) a warrant issued to the Term B Lender (or its nominee) to purchase up to fifteen percent (15.0%), on a fully diluted basis, of the number of shares of the Parent's common stock on the Third Amendment Closing Date (the "Parent Warrant"), duly executed by the Parent;

          (ii) a warrant issued to the Term B Lender (or its nominee) to purchase up to fifteen percent (15.0%), on a fully diluted basis, of the number of shares of WGSI Common Stock on the Third Amendment Closing Date (the "WGSI Warrant"; together with the Parent Warrant, collectively, the "Warrants"), duly executed by WGSI.

          (iii) a registration rights agreement between the Parent and the Term B Lender (or its nominee) in respect of the shares of common stock issuable under the

          Parent Warrant or pursuant to the Parent Conversion Right under
          Section 2.16 of the Loan Agreement (as amended hereby) (the "Parent
          ------------
          Registration Rights Agreement"), duly executed by the Parent;

          (iv) a registration rights agreement between WGSI and the Term B Lender (or its nominee) in respect of the shares of common stock of WGSI issuable under the WGSI Warrant or pursuant to the WGSI Conversion Right under Section 2.16 of the Loan Agreement (as amended
                                 ------------
          hereby) (the "WGSI Registration Rights Agreement"; together with the WGSI Registration Rights Agreement, collectively, the "Registration Rights Agreements"), duly executed by WGSI; and

          (v) such other agreements, instruments, approvals, opinions and other documents as the Term B Lender may reasonably request in connection with the Warrants and the Registration Rights Agreement.

     (b) The Parent and WGSI agree that (i) each of the Warrants shall have (A) an expiration date of five (5) years from the Third Amendment Closing Date, (B) an exercise price per share equal to the Exercise Price (as defined below) and
(C) anti-dilution provisions acceptable to the Term B Lender but in no event less favorable than those of shareholders existing on or after the date hereof, and (ii) each of the Registration Rights Agreements shall grant the Term B Lender (or its nominee) (A) at least two demand registration rights, (B) unlimited "S-3" registration rights and (C) unlimited "piggy-back" registration rights.

     (c) As used in subsection (b) above, "Exercise Price" means (i) with respect to Parent Common Stock, a price per share equal to (x) $3,500,000, divided by (y) an amount equal to fifteen percent (15.0%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $3,500,000, divided by (y) an amount equal to fifteen percent (15.0%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted exercise price in effect at the date of the exercise of the Parent Warrant or the WGSI Warrant, as applicable.

     (d) The Term B Lender agrees that (i) if the Term B Lender exercises its Parent Conversion Right under Section 2.16 of the Loan Agreement (as amended
                              ------------
hereby), the Parent Warrant shall expire, and (ii) if the Term B Lender exercises its WGSI Conversion Right under Section 2.16 of the Loan Agreement (as
                                          ------------
amended hereby), the WGSI Warrant shall expire.

     (e) The Agent and each of the Lenders hereby consent to the issuance of the Term B Equity Documents and to the terms thereof and waive any term, agreement or covenant in the Loan Agreement or in any other Loan Document which would otherwise restrict or prohibit the execution, delivery and performance of the Term B Equity Documents. Such consent and waiver shall be effective only in this specific instance and for this specific purpose and shall not permit any further departure from the terms of the Loan Documents, all of which shall remain in full force in effect (except as expressly set forth in this Amendment) and are hereby ratified and confirmed.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of each Amendment Document to which it is a party, and the performance of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) each Amendment Document to which it is a party and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

6. Further Assurances. Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent or any Lender may reasonably request from time to time fully to consummate the transactions contemplated under the Amendment Documents and the Loan Agreement, as amended by this Amendment.

7.   Miscellaneous.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein" , "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     (e)  This Amendment is a Loan Document.

               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                          Borrowers:
                                          ---------
                                          WAM!NET INC., a
                                          Minnesota corporation

                                          By: ________________________________
                                          Title: _____________________________

                                          WAM!NET GOVERNMENT SERVICES, INC.,
                                          a Minnesota corporation

                                          By: ________________________________
                                          Title: _____________________________

                                          WAM!NET PROFESSIONAL SERVICES LLC,
                                          a Minnesota limited liability company

                                          By: ________________________________
                                          Title: _____________________________

                                          Agent:
                                          -----

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation, as Agent

                                          By: ________________________________
                                          Title: _____________________________


                    (Signature Page to the Third Amendment)

                                          Lenders:
                                          -------

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation

                                          By: ________________________________
                                          Title: _____________________________

                                          ABLECO FINANCE LLC,
                                          a Delaware limited liability company
                                          (for itself and as agent for certain
                                          of its affiliates)

                                          By: ________________________________
                                          Title: _____________________________

                                          MADELEINE L.L.C.,
                                          a New York limited liability company
                                          (for itself and as agent for certain
                                          of its affiliates)

                                          By: ________________________________
                                          Title: _____________________________


                    (Signature Page to the Third Amendment)

                                    ANNEX I

                                 Schedule C-1
                                 ------------

                                  Commitments

=====================================================================================
       Lender           Revolver       Term A Loan      Term B Loan        Total
                       Commitment      Commitment       Commitment       Commitment
=====================================================================================
Foothill Capital      $15,000,000      $        0       $        0       $15,000,000
Corporation
=====================================================================================
Ableco Finance LLC    $15,000,000      $2,400,000       $        0       $17,400,000
=====================================================================================
Madeleine L.L.C.      $         0      $        0       $7,590,000       $ 7,590,000
=====================================================================================
All Lenders           $30,000,000      $2,400,000       $7,590,000       $39,990,000
=====================================================================================